Exhibit 10.25

AMENDMENT TO THE
LPL INVESTMENT HOLDINGS INC.
2008 NONQUALIFIED DEFERRED COMPENSATION PLAN

Pursuant to Section 12 of the LPL Investment Holdings Inc. 2008 Nonqualified Deferred Compensation Plan (the “Plan”), the Plan is hereby amended as follows:
1.The second sentence of Section 11 of the Plan is hereby amended in its entirety to read as follows:

“Payment of applicable withholding taxes is the obligation of the Participant; provided, however, that a participant may satisfy tax withholding obligations through the withholding from distribution that number of shares of Common Stock as equals the minimum statutory tax withholding required in connection with the distribution, in each case in accordance with the policies or procedures established by the Administrator.”
IN WITNESS WHEREOF, LPL Investment Holdings Inc. has caused this instrument of amendment to be executed by its duly authorized officer as of the 1st day of December, 2011.

LPL INVESTMENT HOLDINGS INC.

By:	/s/ Stephanie L. Brown

Name:	Stephanie L. Brown
Title:	Secretary